Exhibit 13.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of Siliconware Precision Industries Co., Ltd. on Form 20-F for the year ended December 31, 2011 as filed with the SEC on the date hereof, I, Chi-Wen Tsai, the Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: April 26, 2012

By:	/s/ Chi-Wen Tsai
Name:	Chi-Wen Tsai
Title:	Chief Executive Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the company and will be retained by the company and furnished to the SEC or its staff upon request.